Exhibit Index
                               to
                           Annual Report
                            on Form 10-K
                   For Year Ended December 31, 1998

           Previously Filed
           ----------------
                            As
                         Exhibit
        File No.            No.
        --------         --------

3-A     10-K for year     3-A        --Restated Articles of
        ended 12/31/96	              Incorporation, as amended
                                     (including resolutions
                                     creating outstanding series
                                     of Cumulative Preferred Shares).

3-C     33-46071          4-B        --Bylaws as amended through
                                     April 11, 1988.

4-D-1   2-14209           2-B-1      --Twenty-First Supplemental
                                     Indenture from the Company to
                                     First Trust Company of Saint
                                     Paul and Russel M. Collins, as
                                     Trustees, dated as of July 1,
                                     1958.

4-D-2   2-14209            2-B-2     --Twenty-Second Supplemental
                                     Indenture dated as of
                                     July 15, 1958.

4-D-3   33-32499           4-D-7     --Thirty-Second Supplemental
                                     Indenture dated as of
                                     January 18, 1974.

4-D-4   33-46070           4-D-12    --Forty-Third Supplemental
                                     Indenture dated as of
                                     February 1, 1991.

4-D-5   33-46070           4-D-13    --Forty-Fourth Supplemental
                                     Indenture dated as of
                                     September 1, 1991.

4-D-6   8-K dated          4-D-15    --Forty-Fifth Supplemental
        7/24/92                      Indenture dated as of
                                     July 1, 1992.

4-D-7   8-A dated          1         --Rights Agreement, dated as of
        1/28/97                      January 28, 1997 (the Rights
                                     Agreement), between the
                                     Company and Norwest Bank
                                     Minnesota, National Association.

4-D-8   8-A/A dated        1         --Amendment No. 1, dated as of
        9/29/98                      August 24, 1998, to the Rights
                                     Agreement.

10-A    2-39794            4-C       --Integrated Transmission
                                     Agreement dated August 25,
                                     1967, between Cooperative
                                     Power Association and the
                                     Company.

           Previously Filed
           ----------------
                            As
                         Exhibit
        File No.            No.
        --------         --------

10-A-1  10-K for year     10-A-1     --Amendment No. 1, dated as
        ended 12/31/92               of September 6, 1979, to
                                     Integrated Transmission
                                     Agreement, dated as of
                                     August 25, 1967, between
                                     Cooperative Power Association
                                     and the Company.

10-A-2  10-K for year     10-A-2     --Amendment No. 2, dated as of
        ended 12/31/92               November 19, 1986, to Integ-
                                     rated Transmission Agreement
                                     between Cooperative Power
                                     Association and the Company.

10-C-1  2-55813           5-E        --Contract dated July 1, 1958,
                                     between Central Power Electric
                                     Corporation, Inc., and the
                                     Company.

10-C-2  2-55813           5-E-1      --Supplement Seven dated
                                     November 21, 1973.
                                     (Supplements Nos. One
                                     through Six have been super-
                                     seded and are no longer in
                                     effect.)

10-C-3  2-55813           5-E-2      --Amendment No. 1 dated
                                     December 19, 1973, to
                                     Supplement Seven.

10-C-4  10-K for year     10-C-4     --Amendment No. 2 dated
        ended 12/31/91               June 17, 1986, to Supplement
                                     Seven.

10-C-5  10-K for year     10-C-5     --Amendment No. 3 dated
        ended 12/31/92               June 18, 1992, to Supplement
                                     Seven.

10-C-6  10-K for year     10-C-6     --Amendment No. 4 dated
        ended 12/31/93               January 18, 1994, to Supple-
                                     ment Seven.

10-D    2-55813           5-F        --Contract dated April 12,
                                     1973, between the Bureau of
                                     Reclamation and the Company.

10-E-1  2-55813           5-G        --Contract dated January 8,
                                     1973, between East River
                                     Electric Power Cooperative
                                     and the Company.

10-E-2  2-62815           5-E-1      --Supplement One dated
                                     February 20, 1978.

10-E-3  10-K for year     10-E-3     --Supplement Two dated
        ended 12/31/89               June 10, 1983.

10-E-4  10-K for year     10-E-4     --Supplement Three dated
        ended 12/31/90               June 6, 1985.


           Previously Filed
           ----------------
                            As
                         Exhibit
        File No.            No.
        --------         --------

10-E-5  10-K for year     10-E-5     --Supplement No. Four, dated
        ended 12/31/92               as of September 10, 1986.

10-E-6  10-K for year     10-E-6     --Supplement No. Five, dated
        ended 12/31/92               as of January 7, 1993.

10-E-7  10-K for year     10-E-7     --Supplement No. Six, dated
        ended 12/31/93               as of December 2, 1993.

10-F    10-K for year     10-F       --Agreement for Sharing
        ended 12/31/89               Ownership of Generating
                                     Plant by and between the
                                     Company, Montana-Dakota
                                     Utilities Co., and North-
                                     western Public Service
                                     Company (dated as of
                                     January 7, 1970).

10-F-1  10-K for year     10-F-1     --Letter of Intent for pur-
        ended 12/31/89               chase of share of Big Stone
                                     Plant from Northwestern
                                     Public Service Company
                                     (dated as of May 8, 1984).

10-F-2  10-K for year     10-F-2     --Supplemental Agreement No. 1
        ended 12/31/91               to Agreement for Sharing
                                     Ownership of Big Stone Plant
                                     (dated as of July 1, 1983).

10-F-3  10-K for year     10-F-3     --Supplemental Agreement No. 2
        ended 12/31/91               to Agreement for Sharing
                                     ownership of Big Stone Plant
                                     (dated as of March 1, 1985).

10-F-4  10-K for year     10-F-4     --Supplemental Agreement No. 3
        ended 12/31/91               to Agreement for Sharing
                                     ownership of Big Stone Plant
                                     (dated as of March 31, 1986).

10-F-5  10-K for year     10-F-5     --Amendment I to Letter of
        ended 12/31/92               Intent dated May 8, 1984, for
                                     purchase of share of Big Stone
                                     Plant.

10-G    10-Q for quarter  10-A       --Big Stone Plant Coal Agreement
        ended 9/30/94                by and between the Company,
                                     Montana-Dakota Utilities Co.,
                                     Northwestern Public Service
                                     Company, and Westmoreland
                                     Resources, Inc. (dated as of
                                     June 30, 1994).

10-G-1  10-Q for quarter  10-B       --Big Stone Coal Transportation
        ended 9/30/94                Agreement by and between the
                                     Company, Montana-Dakota
                                     Utilities, Northwestern Public
                                     Service Co., and Burlington
                                     Northern Railroad Company
                                     (dated as of July 18, 1994).

           Previously Filed
           ----------------
                            As
                         Exhibit
        File No.            No.
        --------         --------

10-G-2  10-K for year     10-G-2     --Amendment No. 1, dated as of
        ended 12/31/95               December 27, 1995, to Big
                                     Stone Coal Transportation
                                     Agreement (dated as of
                                     July 18, 1994).

10-H    2-61043           5-H        --Agreement for Sharing Owner-
                                     ship of Coyote Station
                                     Generating Unit No. 1 by and
                                     between the Company, Minnkota
                                     Power Cooperative, Inc.,
                                     Montana-Dakota Utilities Co.,
                                     Northwestern Public Service
                                     Company, and Minnesota Power
                                     & Light Company (dated as of
                                     July 1, 1977).

10-H-1  10-K for year     10-H-1     --Supplemental Agreement No.
        ended 12/31/89               One dated as of November 30,
                                     1978, to Agreement for Sharing
                                     Ownership of Coyote Generating
                                     Unit No. 1.

10-H-2  10-K for year     10-H-2     --Supplemental Agreement No.
        ended 12/31/89               Two dated as of March 1, 1981,
                                     to Agreement for Sharing
                                     Ownership of Coyote Generating
                                     Unit No. 1 and Amendment No. 2
                                     dated March 1, 1981, to Coyote
                                     Plant Coal Agreement.

10-H-3  10-K for year     10-H-3     --Amendment dated as of
        ended 12/31/89               July 29, 1983, to Agreement for
                                     Sharing Ownership of Coyote
                                     Generating Unit No. 1.

10-H-4  10-K for year     10-H-4     --Agreement dated as of Sept.
        ended 12/31/92               5, 1985, containing Amendment
                                     No. 3 to Agreement for Sharing
                                     Ownership of Coyote Generating
                                     Unit No.1, dated as of July 1,
                                     1977, and Amendment No. 5 to
                                     Coyote Plant Coal Agreement,
                                     dated as of January 1, 1978.

10-I    2-63744            5-I       --Coyote Plant Coal Agreement
                                     by and between the Company,
                                     Minnkota Power Cooperative,
                                     Inc., Montana-Dakota
                                     Utilities Co., Northwestern
                                     Public Service Company,
                                     Minnesota Power & Light
                                     Company, and Knife River
                                     Coal Mining Company (dated
                                     as of January 1, 1978).

10-I-1  10-K for year      10-I-1    --Addendum, dated as of March
        ended 12/31/92               10, 1980, to Coyote Plant
                                     Coal Agreement.

           Previously Filed
           ----------------
                            As
                         Exhibit
        File No.            No.
        --------         --------

10-I-2  10-K for year     10-I-2     --Amendment (No. 3), dated as
        ended 12/31/92               of May 28, 1980, to Coyote
                                     Plant Coal Agreement.

10-I-3  10-K for year     10-I-3     --Fourth Amendment, dated as
        ended 12/31/92               of August 19, 1985, to
                                     Coyote Plant Coal Agreement.

10-I-4  10-Q for quarter  19-A       --Sixth Amendment, dated as of
        ended 6/30/93                February 17, 1993, to Coyote
                                     Plant Coal Agreement.

10-K    10-K for year     10-K       --Diversity Exchange Agreement
        ended 12/31/91               by and between the Company
                                     and Northern States Power
                                     Company, (dated as of May 21,
                                     1985) and amendment thereto
                                     (dated as of August 12, 1985).

10-L    10-K for year     10-L       --Integrated Transmission
        ended 12/31/91               Agreement by and between the
                                     Company, Missouri Basin
                                     Municipal Power Agency and
                                     Western Minnesota Municipal
                                     Power Agency (dated as of
                                     March 31, 1986).

10-L-1  10-K for Year     10-L-1     --Amendment No. 1, dated as
        ended 12/31/88               of December 28, 1988, to
                                     Integrated Transmission
                                     Agreement (dated as of
                                     March 31, 1986).

10-M-1  10-K for year     10-M-1     --Hoot Lake Plant Coal
        ended 12/31/89               Agreement dated as of
                                     October 1, 1980, by and
                                     between the Company and
                                     Knife River Coal Mining
                                     Company.

10-M-2  10-K for year     10-M-2     --First Amendment dated as of
        ended 12/31/89               August 14, 1985, to Hoot
                                     Lake Plant Coal Agreement.

10-M-3  10-K for year     10-M-10    --Hoot Lake Coal Transportation
        ended 12/31/92               Agreement dated January 15,
                                     1993 by and between the
                                     Company and Northern Coal
                                     Transportation Co.

10-M-4  10-Q for quarter   19-C      --First Amendment dated as of
        ended 6/30/93                January 20, 1993 to Hoot Lake
                                     Coal Transportation Agreement
                                     dated January 15, 1993.

10-M-5  10-K for year      10-M-5    --Second Amendment dated as of
        ended 12/31/96               May 21, 1996 to Hoot Lake
                                     Coal Transportation Agreement
                                     dated January 15, 1993.

           Previously Filed
           ----------------
                            As
                         Exhibit
        File No.            No.
        --------         --------

10-N-1  10-K for year      10-N      --Deferred Compensation Plan
        ended 12/31/91               for Directors, dated
                                     April 9, 1984.*

10-N-2  10-K for year      10-N-2    --Executive Survivor and Sup-
        ended 12/31/94               plemental Retirement Plan,
                                     as amended.*

10-N-3  10-K for year      10-P      --Form of Severance
        ended 12/31/92               Agreement.*

10-N-4  10-K for year      10-N-5    --Nonqualified Profit Sharing
        ended 12/31/93               Plan.*

10-N-5  10-K for year      10-N-6    --Nonqualified Retirement
        ended 12/31/93               Savings Plan.*

10-N-6                               --1999 Employee Stock
                                     Purchase Plan.

10-N-7                               --1999 Stock Incentive Plan.*

13-A                                 --Portions of 1998 Annual
                                     Report to Shareholders
                                     incorporated by reference
                                     in this Form 10-K.

18                                   --Report of Independent
                                     Accountants - Accounting Change.

21-A                                 --Subsidiaries of Registrant.

23                                   --Consent of Deloitte & Touche LLP.

24-A                                 --Powers of Attorney.

27                                   --Financial Data Schedule.

--------


* Management contract or compensatory plan or arrangement required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.